                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  July 31, 2000
                                  -------------
                                 Date of Report
                             (Date of earliest event
                                    reported)


                      INTERNAP NETWORK SERVICES CORPORATION
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

    Washington                000-27265                     91-1896926
    ----------                ---------                     ----------
  (State or other          (Commission File                (IRS Employer
  jurisdiction of                  No.)                  Identification No.)
  incorporation)
                            601 Union St., Suite 1000
                            Seattle, Washington 98101
                            --------------------------
          (Address of principal executive offices, including zip code)


                                 (206) 441-8800
                                 ---------------
              (Registrant's telephone number, including area code)


                                   Page 1 of 5
                             Exhibit Index on Page 5

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Effective July 31, 2000, Virginia Acquisition Corp., a Delaware corporation ("Merger Sub") and a wholly-owned subsidiary of InterNAP Network Services Corporation, a Washington corporation ("Parent"), was merged (the "Merger") with and into VPNX.com, Inc., a Delaware corporation (the "Company"), pursuant to an Agreement and Plan of Merger and Reorganization (the "Reorganization Agreement"), dated July 6, 2000, among Parent, Merger Sub and the Company. The description contained in this Item 2 of the transactions consummated pursuant to the terms and conditions of the Reorganization Agreement is qualified in its entirety by reference to the full text of the Reorganization Agreement, a copy of which is attached to this Report as
Exhibit 2.1.

Pursuant to the Merger, each then-outstanding share of common stock ($.001 par value) of the Company was converted into the right to receive 0.11030 of a share of common stock of Parent ("Parent Common Stock").

In the Merger, up to 2,306,082 shares of Parent Common Stock will be issued to the former stockholders and holders of rights exercisable for shares of stock of the Company. All Company outstanding rights to acquire Company common stock assumed by Parent in the Merger are exercisable for up to 278,973 shares of Parent common stock. No fractional shares of Parent common stock will be issued in connection with the Merger. In lieu thereof, any holder of Company common stock who would otherwise have been entitled to receive fractional shares of the Parent common stock will be paid an amount based on the value of such fractional shares multiplied by $34.11 without interest. At the Effective Time (as defined in the Reorganization Agreement), Merger Sub ceased to exist and the Company, as the surviving corporation in the Merger, became a wholly-owned subsidiary of Parent. The Merger was intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and was to be accounted for on a purchase basis. The acquisition of the Company and its virtual private networking technology enhances Parent's ability to provide its customers with secure passage of critical information over the Internet.

The Reorganization Agreement and the press releases issued in connection with the signing and closing of this acquisition are filed as Exhibits 2.1, 99.1 and 99.2, respectively, to this report and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

It is impracticable for Parent to file herewith the required financial statements in this Current Report on Form 8-K. Accordingly, such financial statements will be filed by amendment as soon as practicable, but not later than 60 days after the date on which this Form 8-K must be filed in accordance with paragraph (4) of Item 7(a) of Form 8-K.

(b) PRO FORMA FINANCIAL INFORMATION

It is impracticable for Parent to file herewith the required pro forma financial information in this Current Report on Form 8-K. Accordingly, such pro forma financial information will be filed by amendment as soon as practicable, but not later than 60 days after the date on which this Form 8-K must be filed in accordance with paragraph (4) of Item 7(b) of Form 8-K.

(c) EXHIBITS

The following exhibits are filed as part of this report:


  Exhibit
  Number          Description
  -------         -----------
      2.1         Agreement and Plan of Merger and Reorganization,
                  dated as of July 6, 2000, by and among Registrant,
                  Virginia Acquisition Corp., a Delaware corporation,
                  and VPNX.com, Inc., a Delaware corporation.


                                        2



      4.1         Form of Registration Rights Agreement by and among
                  Registrant and the stockholders of VPNX.com, Inc., a Delaware corporation.

     99.1         Press Release entitled "InterNAP to Add VPN
                  Technology Expertise to Its Ranks through the Planned
                  Acquisition of VPNX.com," issued July 6, 2000.

     99.2         Press Release entitled "InterNAP Completes
                  Acquisition of VPNX.com," issued July 31, 2000.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INTERNAP NETWORK SERVICES CORPORATION

Dated:  August 14, 2000                  BY:    /s/ Anthony C. Naughtin
        ------------------------         -------------------------------------
                                         Anthony C. Naughtin
                                         President and Chief Executive Officer

                                INDEX TO EXHIBITS


  Exhibit
  Number        Description
  -------       -----------
    2.1         Agreement and Plan of Merger and Reorganization,
                dated as of July 6, 2000, by and among Registrant,
                Virginia Acquisition Corp., a Delaware corporation,
                and VPNX.com, Inc., a Delaware corporation.

    4.1         Form of Registration Rights Agreement by and among
                Registrant and the stockholders of VPNX.com, Inc., a Delaware corporation.

   99.1         Press Release entitled "InterNAP to Add VPN
                Technology Expertise to Its Ranks through the Planned
                Acquisition of VPNX.com," issued July 6, 2000.

   99.2         Press Release entitled "InterNAP Completes
                Acquisition of VPNX.com," issued July 31, 2000.





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